                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                              --------------------


                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the

                         Securities Exchange Act of 1934

Date of report (Date of earliest event reported): March 12, 2004


                         BRUSH ENGINEERED MATERIALS INC.
               (Exact Name of Registrant as Specified in Charter)


Ohio                                001-15885               34-1919973
(State or Other Juris-              (Commission             (IRS Employer
diction of Incorporation)           File Number)            Identification No.)


17876 St. Clair Avenue             Cleveland, Ohio          44110
(Address of Principal Executive Offices)                    (Zip Code)




Registrant's telephone number, including area code:  (216) 486-4200
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Item 5. Other Events and Required FD Disclosure

      On March 12, 2004, Brush Engineered Materials Inc., an Ohio corporation (the "Company"), updated its website with current charters for the Audit Committee, the Organization and Compensation Committee, the Governance Committee and the Retirement Plan Review Committee; copies of which are attached hereto as
Exhibit 99.1, 99.2, 99.3 and 99.4, respectively. The Company also posted on its website its Policy Statement of Significant Corporate Governance Issues which is attached hereto as Exhibit 99.5, and its Code of Ethics Policy, attached hereto as Exhibit 99.6. Additionally, the Company updated the "Current Investor Update," a slide presentation on its website, a copy of which is attached hereto as Exhibit 99.7. This slide presentation shows the Company's corporate strategy and the financial results through the fourth quarter of 2003.
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                                   SIGNATURES

            Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                              BRUSH ENGINEERED MATERIALS INC.



Date: March 12, 2004                By: /s/Michael C. Hasychak
                                        ----------------------------------------
                                        Michael C. Hasychak
                                        Vice President, Secretary and Treasurer
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                                INDEX TO EXHIBITS



Exhibit Number       Description of Exhibit
--------------       ----------------------
    99.1             Audit Committee Charter
    99.2             Organization and Compensation Committee Charter
    99.3             Governance Committee Charter
    99.4             Retirement Plan Review Committee
    99.5             Policy Statement of Significant Corporate Governance Issues
    99.6             Code of Ethics Policy
    99.7             Current Investor Update